Statements of Net Assets Available for Benefits - EBP 004 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments:
Participant-directed investments, at fair value	$ 159,559	$ 143,774
Participant-directed investments, at contract value	6,832	6,233
Total investments	166,391	150,007
Notes receivable from participants	189	91
Net Assets Available for Benefits	$ 166,580	$ 150,098